Note 14 - Financial Risk Management - Maximum Exposure to Credit Risk to the Carrying Value of Cash, Term Deposits, and Accounts Receivable (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Statement Line Items [Line Items]
Cash	$ 162,347	$ 68,707
Accounts receivable (Note 7)	816	1,559
Juanicipio loans (Notes 8 & 17)	2,053	94,414
Maximum exposure of cash, term deposits, and accounts receivable to credit risk	$ 165,216	$ 164,680